                                                                       EXHIBIT 6

                            DISTRIBUTION AGREEMENT
                            ----------------------

     AGREEMENT made as of the 1st day of February, 1997 between NUVEEN FLAGSHIP MULTISTATE TRUST IV, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Fund"), and JOHN NUVEEN & CO. INCORPORATED, a Delaware corporation (the "Underwriter").

                                  WITNESSETH
                                  ----------

     in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. The Fund hereby appoints the Underwriter its agent for the distribution of shares of beneficial interest, par value $.01 per share, including such series or classes of shares as may now or hereafter be authorized (the "Shares"), in jurisdictions wherein Shares may legally be offered for sale; provided, however, that the Fund, in its absolute discretion, may: (a) issue or sell Shares directly to holders of Shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; and (b) issue or sell Shares at net asset value in connection with merger or consolidation with, or acquisition of the assets of, other investment companies or similar companies.

2. The Underwriter hereby accepts appointment as agent for the distribution of the Shares and agrees that it will use its best efforts to sell such part of the authorized Shares remaining unissued as from time to time shall be effectively registered under the Securities Act of 1933 ("Securities Act"), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable Federal and State laws and regulations and to the Declaration of Trust of the Fund.

3. The Fund agrees that it will use its best efforts to keep effectively registered under the Securities Act for sale, as herein contemplated, such Shares as the Underwriter shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered.

4. Notwithstanding any other provision hereof, the Fund may terminate, suspend, or withdraw the offering of the Shares, or Shares of any series or class, whenever, in its sole discretion, it deems such action to be desirable.

5. The Underwriter shall sell Shares to, or through, brokers, dealers, banks or other qualified financial intermediaries (hereinafter referred to as "dealers"), or others, in such manner not inconsistent with the provisions hereof and the then effective Registration Statement of the Fund under the Securities Act (and related Prospectus and Statement of Additional Information) as the Underwriter may determine from time to time, provided that no dealer, or other person, shall be appointed nor authorized to act as agent of the Fund without the prior consent of the Fund. The Underwriter shall have the right to enter into agreements with brokers, dealers and banks (referred to herein as "dealers") of its choice for the sale of Shares and fix therein the portion of the sales charge which may be allocated to such dealers; provided that the Fund shall approve the form of such agreements and shall evidence such approval by filing said form and any amendments thereto as attachments to this Agreement, which shall be filed as an exhibit to the Fund's currently effective registration statement under the Securities Act. Shares sold to dealers shall be for resale by such dealers only at the public offering price(s) set forth in the Fund's then current Prospectus. The current forms of such agreements are attached hereto as Exhibits 1, 2 and 3.

6. Shares offered for sale, or sold by the Underwriter, shall be so offered or sold at a price per Share determined in accordance with the then current Prospectus relating to the sale of Shares except as departure from such prices shall be permitted by the rules and regulations of the Securities and Exchange Commission. Any public offering price shall be the net asset value per Share plus a sales charge of not more than 4.75% of such public offering price. Shares may be sold at net asset value without a sales charge to such class or classes of investors or in such class or classes of transactions as may be permitted under applicable rules of the Securities and Exchange Commission and as described in the then current Prospectus of the Fund. The net asset value per Share of each series or class shall be calculated in accordance with the Declaration of Trust of the Fund and shall be determined in the manner, and at the time, set forth in the then current Prospectus of the Fund relating to such Shares.

7. The price the Fund shall receive for all Shares purchased from the Fund shall be the net asset value used in determining the public offering price applicable to the sale of such Shares. The excess, if any, of the sales price over the net asset value of Shares sold by the Underwriter as agent shall be retained by the Underwriter as a commission for its services hereunder. Out of such commission, the Underwriter may allow commissions or concessions to dealers in such amounts as the Underwriter shall determine from time to time. Except as may be otherwise determined by the Underwriter and the Fund from time to time, such commissions or concessions shall be uniform to all dealers.

8. The Underwriter shall issue and deliver, or cause to be issued and delivered, on behalf of the Fund such confirmations of sales made by it as agent, pursuant to this Agreement, as may be required. At, or prior to, the time of issuance of Shares, the Underwriter will pay, or cause to be paid, to the Fund the amount due the Fund for the sale of such Shares. Certificates shall be issued, or Shares registered on the transfer books of the Fund, in such names and denominations as the Underwriter may specify.

9. The Fund will execute any and all documents, and furnish any and all information, which may be reasonably necessary in connection with the qualification of the Shares for sale (including the qualification of the Fund as a dealer, where necessary or advisable) in such states as the Underwriter may reasonably request (it being understood that the Fund shall not be required, without its consent, to comply with any requirement which, in its opinion, is unduly burdensome).

10. The Fund will furnish to the Underwriter, from time to time, such information with respect to the Fund and the Shares as the Underwriter may reasonably request for use in connection with the sale of Shares. The Underwriter agrees that it will not use or distribute, nor will it authorize dealers or others to use, distribute or disseminate, in connection with the sale of such Shares, any statements other than those contained in the Fund's current Prospectus and Statement of Additional Information, except such supplemental literature or advertising as shall be lawful under Federal and State securities laws and regulations, and that it will furnish the Fund with copies of all such material.

11. The Underwriter shall order Shares from the Fund only to the extent that it shall have received purchase orders therefor. The Underwriter will not make, nor authorize any dealers or others, to make: (a) any short sale of Shares; or (b) any sale of Shares to any officer or trustee of the Fund, nor to any officer or trustee of the Underwriter, or of any corporation or association furnishing investment advisory, managerial, or supervisory services to the Fund, nor to any such corporation or association, unless such sales are made in accordance with the then current Prospectus relating to the sale of such Shares.

12. In selling Shares for the account of the Fund, the Underwriter will in all respects conform to the requirements of all Federal and State laws and the Rules of Fair Practice of the National Association of Securities Dealers, Inc. relating to such sales, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by the Underwriter or any employee, representative, or agent of the Underwriter. The Underwriter will observe and be bound by all the provisions of the Declaration of Trust of the Fund (and of any fundamental policies adopted by the Fund pursuant to the Investment Company Act of 1940, notice of which shall have been given by the Fund to the Underwriter) which at the time in any way require, limit, restrict, prohibit or otherwise regulate any action on the part of the Underwriter.

13. The Underwriter will require each dealer to conform to the provisions hereof and of the Registration Statement (and related Prospectus) at the time in effect under the Securities Act with respect to the public offering price of the Shares, and neither the Underwriter nor any such dealer shall withhold the placing of purchase orders so as to make a profit thereby.

14. The Fund will pay, or cause to be paid, expenses (including the fees and disbursements of its own counsel) of any registration of Shares under the Securities Act, expenses of qualifying or continuing the qualification of the Shares for sale and, in connection therewith, of qualifying or continuing the qualification of the Fund as a dealer or broker under the laws of such states as may be designated by the Underwriter under the conditions herein specified, and expenses incident to the issuance of the Shares such as the cost of Share certificates, issue taxes, and fees of the transfer and shareholder service agent. The Underwriter will pay, or cause to be paid, all expenses (other than expenses which any dealer may bear pursuant to any agreement with the Underwriter) incident to the sale and distribution of the Shares issued or sold hereunder, including, without limiting the generality of the foregoing, all: (a) expenses of printing and distributing any Prospectus and Statement of Additional Information and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with such offering of the Shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, printing and distribution of any report or other communication to holders of Shares in their capacity as such), and (b) expenses of advertising in connection with such offering. No transfer taxes, if any, which may be payable in connection with the issue or delivery of Shares sold as herein contemplated, or of the certificates for such Shares, shall be borne by the Fund, and the Underwriter will indemnify and hold harmless the Fund against liability for all such transfer taxes.

15. This agreement shall continue in effect until August 1, 1997, unless and until terminated by either party as hereinafter provided, and will continue from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940. Either party hereto may terminate this agreement on any date by giving the other party at least six months' prior written notice of such termination, specifying the date fixed therefor. Without prejudice to any other remedies of the Fund in any such event, the Fund may terminate this agreement at any time immediately upon any failure of fulfillment of any of the obligations of the Underwriter hereunder.

Without prejudice to any other remedies of the Fund in any such event, the Fund may terminate this Agreement at any time immediately upon any failure of fulfillment of any of the obligations of the Underwriter hereunder.

16. This agreement shall automatically terminate in the event of its assignment.

17. Any notice under this agreement shall be in writing, addressed, and delivered or mailed, postage pre-paid, to the other party at such address as such other party may designate for the receipt of such notice.

18. The Declaration of Trust of the Fund on file with the Secretary of State of the Commonwealth of Massachusetts was executed on behalf of the Fund by the initial trustees of the Fund and not individually, and any obligation of the Fund shall be binding only upon the assets of the Fund (or applicable series thereof) and shall not be binding upon any trustee, officer or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the execution of this agreement on behalf of the Fund shall impose any liability upon any Trustee, officer or shareholder of the Fund.

IN WITNESS WHEREOF, the Fund and the Underwriter have each caused this Agreement to be executed on its behalf as of the day and year first above written.


                                       NUVEEN FLAGSHIP MULTISTATE TRUST IV



                                       By:  /s/ Gifford R. Zimmerman
                                            -------------------------------
                                                   Vice President



Attest:  /s/ Karen L. Healy
         -------------------
         Assistant Secretary


                                       JOHN NUVEEN & CO. INCORPORATED


                                       By:  /s/ Larry Martin
                                            ---------------------
                                                Vice President


Attest:  /s/ Morrison C. Warren
         ----------------------
         Assistant Secretary

                                   Exhibit 1     NUVEEN

                                                 John Nuveen & Co. Incorporated
                                                 Investment Bankers
                                                 333 West Wacker Drive
                                                 Chicago, Illinois 60606-1286
                                                 Telephone: 312 917 7700


NUVEEN MUTUAL FUNDS

Dealer Distribution and
Shareholder Servicing Agreement

As principal underwriter of shares of the various Nuveen non-money market open-end mutual funds, and of the shares of any future such funds (collectively, the "Funds"), we invite you to join a selling group for the distribution of shares of common stock of the Funds (the "Shares"). As exclusive agent of the Funds, we offer to sell you Shares on the following terms:

1. In all sales of Shares to the public you shall act as dealer for your own account, and in no transaction shall you have any authority to act as agent for any Fund, for us or for any other member of the Selling Group.

2. Orders received from you shall be accepted by us only at the public offering price applicable to each order, as established by the then current Prospectus of the appropriate Fund, subject to the discounts provided in such Prospectus. Upon receipt from you of any order to purchase Shares, we shall confirm to you in writing or by wire to be followed by a confirmation in writing. Additional instructions may be forwarded to you from time to time. All orders are subject to acceptance or rejection by us in our sole discretion.

3. You may offer and sell Shares to your customers only at the public offering price determined in the manner described in the current Prospectus of the appropriate Fund. Shares will be offered at a public offering price based upon the net asset value of such Shares plus, with respect to certain class(es) of Shares, a sales charge from which you shall receive a discount equal to a percentage of the applicable offering price as provided in the Prospectus. You may receive a distribution fee and/or a service fee with respect to certain class(es) of Shares for which such fees are applicable, as provided in the applicable Prospectus, which distribution fee and/or service fee shall be payable for such periods and at such intervals as are from time to time specified by us. Your placement of an order for Shares after the date of any notice of such amendment shall conclusively evidence your agreement to be bound thereby.

    Reduced sales charges may also be available as a result of a cumulative discount or pursuant to a letter of intent. Further information as to such reduced sales charges, if any, is set forth in the appropriate Fund Prospectus. You agree to advise us promptly as to the amounts of any sales made by you to the public qualifying for reduced sales charges.

4.  By accepting this Agreement, you agree:

    a)  That you will purchase Shares only from us;

    b) That you will purchase Shares from us only to cover purchase orders already received from your customers, or for your own bona fide investment; and

    c) That you will not withhold placing with us orders received from your customers so as to profit yourself as a result of such withholding.

    d) That, with respect to the sale of Shares of Funds that offer multiple classes of Shares, you will comply with the terms of the Policies and Procedures with Respect to Sales of Multiple Classes of Shares, attached hereto as Exhibit A.

5.  We will not accept from you any conditional orders for Shares.

6. Payment for Shares ordered from us shall be in New York clearing house funds and must be received by the Funds' agent, Shareholder Services, Inc., P.O.Box 5330, Denver, Colorado 80217-5330, within three business days after our acceptance of your order. If such payment is not received, we reserve the right, without notice, forthwith to cancel the sale or, at our option, to cause the Fund to redeem the Shares ordered, in which case we may hold you responsible for any loss, including loss of profit, suffered by us as a result of your failure to make such payment. If any Shares confirmed to you under the terms of this agreement are repurchased by the issuing Fund or by us as agent for the Fund, or are tendered for repurchase, within seven business days after the date of our confirmation of the original purchase order, you shall promptly refund to us the full discount, commission, or other concession, if any, allowed or paid to you on such Shares.

7. Shares sold hereunder shall be available in book-entry form on the books of Shareholder Services, Inc. unless other instructions have been given.

8. No person is authorized to make any representations concerning Shares or any Fund except those contained in the applicable current Prospectus and printed information subsequently issued by the appropriate Fund or by us as information supplemental to such Prospectus. You agree that you will not offer or sell any Shares except under circumstances that will result in compliance with the applicable Federal and state securities laws and that in connection with sales and offers to sell Shares you will furnish to each person to whom any such sale or offer is made a copy of the then current Prospectus for the appropriate Fund (as then amended or supplemented) and will not furnish to any persons any information relating to Shares which is inconsistent in any respect with the information contained in the then current Prospectus or cause any advertisement to be published in any newspaper or posted in any public place without our consent and the consent of the appropriate Fund. You shall be responsible for any required filing of such advertising.

9. All sales will be made subject to our receipt of Shares from the appropriate Fund. We reserve the right, in our discretion, without notice, to modify, suspend or withdraw entirely the offering of any Shares, and upon notice to change the price, sales charge, or dealer discount or to modify, cancel or change the terms of this agreement.

10. Your acceptance of this agreement constitutes a representation that you are a registered securities dealer and a member in good standing of the National Association of Securities Dealers, Inc. and agree to comply with all applicable state and Federal laws, rules and regulations applicable to transactions hereunder and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., including specifically Section 26,
    Article III thereof. You likewise agree that you will not offer to sell Shares in any state or other jurisdiction in which they may not lawfully be offered for sale.

11. You shall provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to your customers. Such services and assistance may include, but not be limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule, or regulation. You shall perform these services in good faith and with reasonable care. You shall immediately inform the Funds or us of all written complaints received by you from Fund shareholders relating to the maintenance of their accounts and shall promptly answer all such complaints.

12. All communications to us should be sent to 333 W. Wacker Drive, Chicago, Illinois 60606. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

13. This Agreement shall be construed in accordance with the laws of the State of Illinois. This Agreement is subject to the Prospectuses of the Funds from time to time in effect, and, in the event of a conflict, the terms of the Prospectuses shall control. References herein to the "Prospectus" of a Fund shall mean the prospectus and statement of additional information of such Fund as from time to time in effect. Any changes, modifications or additions reflected in any such Prospectus shall be effective on the date of such Prospectus (or supplement thereto) unless specified otherwise. This Agreement shall supersede any prior dealer distribution agreement with respect to the Funds.

John Nuveen & Co. Incorporated

John Nuveen
Authorized Signature
-------------------------------------------------------------------------------

We have read the foregoing agreement and accept and agree to the terms and conditions therein.

Firm___________________|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|

                                                                                                                  Month  Day   Year
Authorized Signature___|_________________________________________________________________________________________|__|__|__|__|__|__|


Print Name of__________|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|


Address________________|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|


City___________________|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|__Zip__|___|___|___|___|___|


Tax ID Number__________|___|___|___|___|___|___|___|___|___|___|___|____NASD___|___|___|___|___|___|___|___|___|___|___|___|___|___|

The above agreement shall be executed in duplicate and both copies returned to us for signature. We will return a fully executed copy to you for your files.

Please return the completed agreement to:
John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606-1286

Exhibit A to Nuveen Mutual Funds
Dealer Distribution and
Shareholder Servicing Agreement
Policies and Procedures With Respect to
Sales of Multiple Classes of Funds

The Nuveen non-money market open-end mutual funds (the "Funds") have one or more of the following classes of shares generally available to the public: Class A Shares, which are normally subject to an up-front sales charge and a service fee; Class B Shares, which are subject to an asset-based sales charge, a service fee, and a declining contingent deferred sales charge ("CDSC"); and Class C Shares, which are subject to an asset-based sales charge, a service fee, and a 12-month CDSC, it is important for an investor to choose the method of purchasing shares which best suits his or her particular circumstances. To assist investors in these decisions, John Nuveen & Co. Incorporated, underwriter for the Nuveen Mutual Funds, has instituted the following policies with respect to orders for Fund shares. These policies apply to each Authorized Dealer which distributes Fund shares.

1. Purchase orders for a single purchaser equal to or exceeding $1,000,000 should be placed only for Class A shares, unless such purchase for Class B or Class C Shares has been reviewed and approved by the Authorized Dealer's appropriate supervisor.

2. Any purchase order for less than $1,000,000 may be for Class A, Class B or Class C Shares in light of the relevant facts and circumstances, including:

    a)  the specific purchase order dollar amount;

    b)  the length of time the investor expects to hold his or her Shares;

    c)  whether the investor expects to reinvest dividends; and

    d) any other relevant circumstances such as the availability of purchases under a letter of intent, a combined discount or a cumulative discount, as described in the Prospectus for the Fund, and any anticipated changes in the funds net asset value per share.


There are instances when one method of purchasing Shares may be more appropriate than the other. For example, investors who would qualify for a significant discount from the maximum sales load on Class A Shares might determine that payment of such a reduced up-front sales charge is preferable to the payment of a higher ongoing distribution fee on Class B or Class C Shares. On the other hand, investors who prefer not to pay an up-front sales charge may wish to defer the sales charge by purchasing Class B or Class C Shares. Those who plan to redeem their shares within 5 years might consider Class C Shares, particularly if they do not expect to reinvest dividends in additional shares. Note that, if an investor anticipates redeeming Class B Shares within a short period of time such as one year, that investor may bear higher distribution expenses than if Class A Shares had been purchased. In addition, investors who intend to hold their shares for a significantly long time may not wish to bear the higher ongoing-asset-based sales charges of Class B or Class C Shares, irrespective of the fact that the CDSC that would apply to a redemption of Class B Shares is reduced over time and is ultimately eliminated, and that the CDSC that would apply to a redemption of Class C Shares is relatively short in duration and small in amount.

Appropriate supervisory personnel within your organization must ensure that all employees receiving investor inquiries about the purchase of shares of the Funds advise the investor of the available pricing structures offered by the Funds and the impact of choosing one method over another, including breakpoints and the availability of letters of intent, combined purchases and cumulative discounts. In some instances it may be appropriate for a supervisory person to discuss a purchase with the investor.

These policies are effective immediately with respect to any order for the purchase of shares of the Funds.

October 4, 1996


Exhibit A (Page 2)
------------------------------------------------
Nuveen Mutual Funds
                                                 ----------------------
                                                 CUSIP       QUOTRON
                                                 Number      Symbol
-----------------------------------------------------------------------
Nuveen Tax-Free Money Market Funds

Nuveen Tax-Exempt Money Market Fund, Inc.        670634104   NUVXX
Nuveen Tax-Free Reserves, Inc.                   670639103   NRFXX
Nuveen CA Tax-Free Money Market Fund-
 Service Portfolio                               67062D303   NCTXX
 Distribution Portfolio                          67062D402   NCTXX
 Institutional Portfolio                         67062D501   NCTXX
Nuveen MA Tax-Free Money Market Fund-
 Service Portfolio                               670637107   NMAXX
 Distribution Portfolio                          670637206   NMAXX
 Institutional Portfolio                         670637305   NMAXX
Nuveen NY Tax-Free Money Market Fund-
 Service Portfolio                               670637404   NTFXX
 Distribution Portfolio                          670637503   NTFXX
 Institutional Portfolio                         670637602   NTFXX
-----------------------------------------------------------------------

                                                  A SHARE               B SHARE               C SHARE              R SHARE
                                            --------------------------------------------------------------------------------------
                                            CUSIP        Quotron   CUSIP       Quotron   CUSIP       Quotron   CUSIP      Quotron
                                            Number       Symbol    Number      Symbol    Number      Symbol    Number     Symbol
----------------------------------------------------------------------------------------------------------------------------------
Equity Mutual Funds
Nuveen Growth and Income Stock Fund         67064Y503    #         67064Y602   #         67064Y701    #        67064Y800   #
Nuveen Balanced Stock and Bond Fund         67064Y107    #         67064Y206   #         67064Y305    #        67064Y404   #
Nuveen Balanced Municipal and Stock Fund    67064Y883    #         67064Y875   #         67064Y867    #        67064Y859   #
Nuveen Flagship Utility Fund                33841G108    FUIAX             -   -         33841G306    FLUCX            -   -
Golden Rainbow Fund                         33841G207    GLRBX             -   -                 -        -            -   -
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Municipal Mutual Funds
Nuveen Municipal Bond Fund, Inc.            67065Q202    NMBAX     67065Q103   #         67065Q301    #        67065Q400   NUVBX
Nuveen Insured Municipal Bond Fund          67065Q509    NMBIX     67065Q608   #         67065Q707    #        67065Q806   NITNX
Nuveen Flagship All-American Tax
 Exempt Fund                                67065Q889    FLAAX     67065Q871   #         67065Q863    FAACX    67065Q855   #
Nuveen Flagship Limited Term Tax
 Exempt Fund                                67065Q848    FLTDX             -   -         67065Q830    FLTCX    67065Q822   #
Nuveen Flagship Intermediate Tax
 Exempt Fund                                67065Q814    FINTX             -   -         67065Q798    FINCX    67065Q780   #
Nuveen Flagship AL Municipal Bond Fund      67065P105    FABTX     67065P204   #         67065P303    #        67065P402   #
Nuveen Flagship AZ Municipal Bond Fund      67065L104    FAZTX     67065L203   #         67065L302    FAZCX    67065L401   NMARX
Nuveen CA Municipal Bond Fund               67065N100    NACCX*    67065N209   #         67065N308    #        67065N407   NCSPX
Nuveen CA Insured Municipal Bond Fund       67065N506    NCAIX*    67065N605   #         67065N704    #        67065N803   NCIBX
Nuveen Flagship CO Municipal Bond Fund      67065L609    FCOTX     67065L500   #         67065L807    #        67065L880   #
Nuveen Flagship CT Municipal Bond Fund      67065N886    FCTTX     67065N878   #         67065N860    FCTCX    67065N852   #
Nuveen Flagship FL Municipal Bond Fund      67065L708    FLOTX     67065L658   #         67065L641    NFLCX    67065L872   NMFLX
Nuveen Flagship FL Intermediate Municipal
 Bond Fund                                  67065L864    FIFAX             -   -         67065L856    FIFCX    67065L849   #
Nuveen Flagship GA Municipal Bond Fund      67065P501    FGATX     67065P600   #         67065P709    FGACX    67065P808   #
Nuveen Flagship KS Municipal Bond Fund      67065R101    FKSTX     67065R200   #         67065R309    #        67065R408   #
Nuveen Flagship KY Municipal Bond Fund      67065R507    FKYTX     67065R606   #         67065R705    FKYCX    67065R804   #
Nuveen Flagship KY Limited Term
 Municipal Bond Fund                        67065R887    FLKAX             -   -         67065R879    FLKCX    67065R861   #
Nuveen Flagship LA Municipal Bond Fund      67065P881    FTLAX     67065P873   #         67065P865    FTLCX    67065P857   #
Nuveen MD Municipal Bond Fund               67065L831    NMDAX*    67065L823   #         67065L815    #        67065L799   NMMDX
Nuveen MA Municipal Bond Fund               67065N845    NMAAX*    67065N837   #         67065N829    #        67065N811   NBMAX
Nuveen MA Insured Municipal Bond Fund       67065N795    NMAIX*    67065N787   #         67065N779    #        67065N761   NIMAX
Nuveen Flagship MI Municipal Bond Fund      67065R853    FMITX     67065R846   #         67065R838    FLMCX    67065R820   NMMIX
Nuveen Flagship MO Municipal Bond Fund      67065R812    FMOTX     67065R796   #         67065R788    FMOCX    67065R770   #
----------------------------------------------------------------------------------------------------------------------------------

Effective February 1, 1997


Exhibit A (Page 3)
------------------------------------------------
Nuveen Mutual Funds
                                                  A SHARE               B SHARE               C SHARE              R SHARE
                                            --------------------------------------------------------------------------------------
                                            CUSIP        Quotron   CUSIP       Quotron   CUSIP       Quotron   CUSIP      Quotron
                                            Number       Symbol    Number      Symbol    Number      Symbol    Number     Symbol
----------------------------------------------------------------------------------------------------------------------------------
Municipal Mutual Funds (cont.)
Nuveen Flagship NJ Municipal Bond Fund      67065N753    NNJAX     67065N746   #         67065N738    NNJCX    67065N720   NMNJX
Nuveen Flagship NJ Intermediate
 Municipal Bond Fund                        67065N712    FNJIX             -         -   67065N696    #        67065N688   #
Nuveen Flagship NM Municipal Bond Fund      67065L781    FNMTX     67065L773   #         67065L765    #        67065L757   #
Nuveen Flagship NY Municipal Bond Fund      67065N670    NNYAX*    67065N662   #         67065N654    NNYCX    67065N647   NTNYX
Nuveen NY Insured Municipal Bond Fund       67065N639    NNYIX*    67065N621   #         67065N613    #        67065N597   NINYX
Nuveen Flagship NC Municipal Bond Fund      67065P840    FLNCX     67065P832   #         67065P824    FCNCX    67065P816   #
Nuveen Flagship OH Municipal Bond Fund      67065R762    FOHTX     67065R754   #         67065R747    FOHCX    67065R739   NXOHX
Nuveen Flagship PA Municipal Bond Fund      67065L740    FPNTX     67065L732   #         67065L724    FPNCX    67065L716   NBPAX
Nuveen Flagship SC Municipal Bond Fund      67065P790    FLSCX     67065P782   #         67065P774    #        67065P766   #
Nuveen Flagship TN Municipal Bond Fund      67065P758    FTNTX     67065P741   #         67065P733    FTNCX    67065P725   #
Nuveen Flagship VA Municipal Bond Fund      67065L690    FVATX     67065L682   #         67065L674    FVACX    67065L666   NMVAX
Nuveen Flagship WI Municipal Bond Fund      67065R721    FWIAX     67065R713   #         67065R697    #        67065R689   #
----------------------------------------------------------------------------------------------------------------------------------

# Will receive a supplemental listing when the number of class shareholder accounts is 300 or when the class asset base reaches $1 million.

NOTE: A Quotron Symbol requires 1,000 shareholder accounts or $25 million in assets.

*Denotes supplemental listing only



Effective February 1, 1997

                                  Exhibit 2       [LOGO OF NUVEEN]
                                                  John Nuveen & Co. Incorporated
                                                  Investment Bankers
                                                  333 West Wacker Drive
                                                  Chicago, Illinois 60606-1286
                                                  Telephone 312 917 7700

NUVEEN MUTUAL FUNDS

Distribution and Shareholder
Servicing Agreement
(Version for Bank-Affiliated Broker-Dealers)

As principal underwriter of shares of common stock (the "Shares") of the various Nuveen non-money market open-end mutual funds and any future such funds (collectively, the "Funds"), we offer to make available Shares for purchase by your customers on the following terms:

1. In all sales of Shares to the public you shall act as agent for your customers, and in no transaction shall you have any authority to act as agent for any Fund or for us. The customers in question are for all purposes your customers and not customers of John Nuveen & Co. Incorporated. We shall execute transactions for each of your customers only upon your authorization, it being understood in all cases that (a) you are acting as agent for the customer; (b) the transactions are without recourse against you by the customer; (c) as between you and the customer, the customer will have full beneficial ownership of the securities; (d) each transaction is initiated solely upon the order of the customer; and (e) each transaction is for the account of the customer and not for your account.

2. Orders received from you shall be accepted by us only at the public offering price applicable to each order, as established by the then current Prospectus of the appropriate Fund, subject to the discounts provided in such Prospectus. Upon receipt from you of any order to purchase Shares we shall confirm to you in writing or by wire to be followed by a confirmation in writing, and we shall concurrently send to your customer a letter confirming such order, together with a copy of the appropriate Fund's current Prospectus. Additional instructions may be forwarded to you from time to time. All orders are subject to acceptance or rejection by us in our sole discretion.

3. Members of the general public, including your customers, may purchase Shares only at the public offering price determined in the manner described in the current Prospectus of the appropriate Fund. Shares will be offered at a public offering price based upon the net asset value of such Shares plus, with respect to certain class(es) of Shares, a sales charge which, together with the amount of that sales charge to be retained by banks or bank-affiliated broker-dealers acting as agent for their customers, is set forth in the Prospectus. You may receive a distribution fee and/or a service fee with respect to certain class(es) of Shares for which such fees are applicable, as provided in the applicable Prospectus, which distribution fee and/or service fee shall be payable for such periods and at such intervals as are from time to time specified by us. Your placement of an order for Shares after the date of any notice of such amendment shall conclusively evidence your agreement to be bound thereby. Reduced sales charges may also be available as a result of a cumulative discount or pursuant to a letter of intent. Further information as to such reduced sales charges, if any, is set forth in the appropriate Fund Prospectus. You agree to advise us promptly as to the amounts of any sales made by or through you to the public qualifying for reduced sales charges.

4.  By accepting this Agreement, you agree:

    a) That you will purchase Shares only from us, and only to cover purchase orders already received from your customers;

    b) That you will not withhold placing with us orders received from your customers so as to profit yourself as a result of such withholding; and

    c) That, with respect to the sale of Shares of Funds that offer multiple classes of Shares, you will comply with the terms of the Policies and Procedures with Respect to Sales of Multiple Classes of Shares, attached hereto as Exhibit A.

5.  We will not accept from you any conditional orders for Shares.

 6. Payment for Shares ordered from us shall be in New York clearing house funds and must be received by the Funds' agent, Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, within three business days after our acceptance of your order. If such payment is not received, we reserve the right, without notice, forthwith to cancel the sale or, at our option, to cause the Fund to redeem the Shares ordered, in which case we may hold you responsible for any loss, including loss of profit, suffered by us as result of your or your customer's failure to make such payment. If any Shares confirmed to you or your customer under the terms of this agreement are repurchased by the issuing Fund or by us as agent for the Fund, or are tendered for repurchase, within seven business days after the date of our confirmation of the original purchase order, you shall promptly refund to us the full discount, commission, or other concession, if any, allowed or paid to you on such Shares.

 7. Shares sold hereunder shall be available in book-entry form on the books of Shareholder Services, Inc. unless other instructions have been given.

 8. No person is authorized to make any representations concerning Shares or any Fund except those contained in the applicable current Prospectus and printed information issued by the appropriate Fund or by us as information supplemental to such Prospectus. You agree that you will not offer or sell any Shares except under circumstances that will result in compliance with the applicable Federal and state securities laws and that in connection with sales and offers to sell Shares you will furnish to each person to whom any such sale or offer is made a copy of the then current Prospectus for the appropriate Fund (as amended or supplemented) and will not furnish to any persons any information relating to Shares which is inconsistent in any respect with the information contained in the then current Prospectus or cause any advertisement to be published in any newspaper or posted in any public place without our consent and the consent of the appropriate Fund. You shall be responsible for any required filing of such advertising.

 9. All sales will be made subject to our receipt of Shares from the appropriate Fund. We reserve the right, in our discretion, without notice, to modify, suspend or withdraw entirely the offering of any Shares, and upon notice to change the price, sales charge, or dealer discount or to modify, cancel or change the terms of this agreement.

10. Your acceptance of this agreement constitutes a representation that you are a registered securities broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc. and agree to comply with all state and Federal laws, rules and regulations applicable to transactions hereunder and with the Rules of Fair Practice of the NASD, including specifically Section 26 of Article III thereof. You likewise agree that you will not offer to sell Shares in any state or other jurisdiction in which they may not lawfully be offered for sale. We agree to advise you currently of the identity of those states and jurisdictions in which the Shares may lawfully be offered for sale.

11. You shall provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to your customers. Such services and assistance may include, but not be limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule, or regulation. You shall perform these services in good faith and with reasonable care. You shall immediately inform the Funds or us of all written complaints received by you from Fund shareholders relating to the maintenance of their accounts and shall promptly answer all such complaints.

12. All communications to us should be sent to 333 W. Wacker Drive, Chicago, Illinois 60606. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

13. This Agreement shall be construed in accordance with the laws of the State of Illinois. This Agreement is subject to the Prospectuses of the Funds from time to time in effect, and, in the event of a conflict, the terms of the Prospectuses shall control. References herein to the "Prospectus" of a Fund shall mean the prospectus and statement of additional information of such Fund as from time to time in effect. Any changes, modifications or additions reflected in any such Prospectus shall be effective on the date of such Prospectus (or supplement thereto) unless specified otherwise. This Agreement shall supersede any prior distribution agreement with respect to the Funds.

John Nuveen & Co. Incorporated
                     |                                                        |
John Nuveen          |                                                        |
Authorized Signature |                                                        |
_______________________________________________________________________________

We have read the foregoing agreement and accept and agree to the terms and conditions therein.

Firm                 |  |  |  |  |   |   |   |   |   |   |   |   |   |   |   |
--------------------------------------------------------------------------------

                                                          Month     Day     Year

Authorized Signature |  |  |  |  |   |   |   |   |   |   |   |   |   |   |   |
--------------------------------------------------------------------------------


Print Name of        |  |  |  |  |   |   |   |   |   |   |   |   |   |   |   |
--------------------------------------------------------------------------------



Address              |  |  |  |  |   |   |   |   |   |   |   |   |   |   |   |
--------------------------------------------------------------------------------


City                 |  |  |  |  |   |   |   |   |   |   |Zip |  |   |   |   |
--------------------------------------------------------------------------------


Tax ID Number        |  |  |  |  |   |   |   |   |   |  NASD |   |   |   |   |
--------------------------------------------------------------------------------

The above agreement should be executed in duplicate and both copies returned to us for signature. We will return a fully executed copy to you for your files.

Please return the completed agreement to :
John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606-1286

Exhibit A to Nuveen Mutual Funds

Dealer Distribution and
Shareholder Servicing Agreement

Policies and Procedures With Respect to
Sales of Multiple Classes of Funds

The Nuveen non-money market open-end mutual funds (the "Funds") have one or more of the following classes of shares generally available to the public: Class A Shares, which are normally subject to an up-front sales charge and a service fee; Class B Shares, which are subject to an asset-based sales charge, a service fee, and a declining contingent deferred sales charge ("CDSC"); and Class C Shares, which are subject to an asset-based sales charge, a service fee, and a 12-month CDSC, it is important for an investor to choose the method of purchasing shares which best suits his or her particular circumstances. To assist investors in these decisions, John Nuveen & Co. Incorporated, underwriter for the Nuveen Mutual Funds, has instituted the following policies with respect to orders for Fund shares. These policies apply to each Authorized Dealer which distributes Fund shares.

1. Purchase orders for a single purchaser equal to or exceeding $1,000,000 should be placed only for Class A shares, unless such purchase for Class B or Class C Shares has been reviewed and approved by the Authorized Dealer's appropriate supervisor.

2. Any purchase order for less than $1,000,000 may be for Class A, Class B or Class C Shares in light of the relevant facts and circumstances, including:

    a)  the specific purchase order dollar amount;

    b)  the length of time the investor expects to hold his or her Shares;

    c)  whether the investor expects to reinvest dividends; and

    d) any other relevant circumstances such as the availability of purchases under a letter of intent, a combined discount or a cumulative discount, as described in the Prospectus for the Fund, and any anticipated changes in the Funds net asset value per share.

There are instances when one method of purchasing Shares may be more appropriate than the other. For example, investors who would qualify for a significant discount from the maximum sales load on Class A Shares might determine that payment of such a reduced up-front sales charge is preferable to the payment of a higher ongoing distribution fee on Class B or Class C Shares. On the other hand, investors who prefer not to pay an up-front sales charge may wish to defer the sales charge by purchasing Class B or Class C Shares. Those who plan to redeem their shares within 5 years might consider Class C Shares, particularly if they do not expect to reinvest dividends in additional shares. Note that, if an investor anticipates redeeming Class B Shares within a short period of time such as one year, that investor may bear higher distribution expenses than if Class A Shares had been purchased. In addition, investors who intend to hold their shares for a significantly long time may not wish to bear the higher ongoing-asset-based sales charges of Class B or Class C Shares, irrespective of the fact that the CDSC that would apply to a redemption of Class B shares is reduced over time and is ultimately eliminated, and that the CDSC that would apply to a redemption of Class C Shares is relatively short in duration and small in amount.

Appropriate supervisory personnel within your organization must ensure that all employees receiving investor inquiries about the purchase of shares of the Funds advise the investor of the available pricing structures offered by the Funds and the impact of choosing one method over another, including breakpoints and the availability of letters of intent, combined purchases and cumulative discounts. In some instances it may be appropriate for a supervisory person to discuss a purchase with the investor.

These policies are effective immediately with respect to any order for the purchase of shares of the Funds.

October 4, 1996


Exhibit A (Page 2)
----------------------------------------------
Nuveen Mutual Funds
                                              --------------------
                                              CUSIP        Quotron
                                              Number       Symbol
------------------------------------------------------------------
Nuveen Tax-Free Money Market Funds
Nuveen Tax-Exempt Money Market Fund, Inc.     670634104    NUVXX
Nuveen Tax-Free Reserves, Inc.                670639103    NRFXX
Nuveen CA Tax-Free Money Market Fund-
   Service Portfolio                          67062D303    NCTXX
   Distribution Portfolio                     67062D402    NCTXX
   Institutional Portfolio                    67062D501    NCTXX
Nuveen MA Tax-Free Money Market Fund-
   Service Portfolio                          670637107    NMAXX
   Distribution Portfolio                     670637206    NMAXX
   Institutional Portfolio                    670637305    NMAXX
Nuveen NY Tax-Free Money Market Fund-
   Service Portfolio                          670637404    NTFXX
   Distribution Portfolio                     670637503    NTFXX
   Institutional Portfolio                    670637602    NTFXX
------------------------------------------------------------------

                                                           A SHARE              B SHARE             C SHARE             R SHARE
                                                      ------------------------------------------------------------------------------
                                                      CUSIP     Quotron    CUSIP     Quotron   CUSIP     Quotron   CUSIP     Quotron
                                                      Number    Symbol     Number    Symbol    Number    Symbol    Number    Symbol
------------------------------------------------------------------------------------------------------------------------------------
Equity Mutual Funds
Nuveen Growth and Income Stock Fund                   67064Y403   #        67064Y602   #       67064Y701   #       67064Y800   #
Nuveen Balanced Stock and Bond Fund                   67064Y107   #        67064Y206   #       67064Y305   #       67064Y404   #
Nuveen Balanced Municipal and Stock Fund              67064Y883   #        67064Y875   #       67064Y867   #       67064Y859   #
Nuveen Flagship Utility Fund                          33841G108   FUIAX          -        -    33841G306   FLUCX         -        -
Golden Rainbow Fund                                   33841G207   GLRBX          -        -          -        -          -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Municipal Mutual Funds
Nuveen Municipal Bond Fund, Inc.                      67065Q202   NMBAX    67065Q103   #       67065Q301   #       67065Q400   NUVBX
Nuveen Insured Municipal Bond Fund                    67065Q509   NMBIX    67065Q608   #       67065Q707   #       67065Q806   NITNX
Nuveen Flagship All-American Tax-Exempt Fund          67065Q889   FLAAX    67065Q871   #       67065Q863   FAACX   67065Q855   #
Nuveen Flagship Limited Term Tax-Exempt Fund          67065Q848   FLTDX          -        -    67065Q830   FLTCX   67065Q822   #
Nuveen Flagship Intermediate Tax-Exempt Fund          67065Q814   FINTX          -        -    67065Q798   FINCX   67065Q780   #
Nuveen Flagship AL Municipal Bond Fund                67065P105   FABTX    67065P204   #       67065P303   #       67065P402   #
Nuveen Flagship AZ Municipal Bond Fund                67065L104   FAZTX    67065L203   #       67065L302   FAZCX   67065L401   NMARX
Nuveen CA Municipal Bond Fund                         67065N100   NCAAX*   67065N209   #       67065N308   #       67065N407   NCSPX
Nuveen CA Insured Municipal Bond Fund                 67065N506   NCAIX*   67065N605   #       67065N704   #       67065N803   NCIBX
Nuveen Flagship CO Municipal Bond Fund                67065L609   FCOTX    67065L500   #       67065L807   #       67065L880   #
Nuveen Flagship CT Municipal Bond Fund                67065N886   FCTTX    67065N878   #       67065N860   FTCTX   67065N852   #
Nuveen Flagship FL Municipal Bond Fund                67065L708   FLOTX    67065L658   #       67065L641   NFLCX   67065L872   NMFLX
Nuveen Flagship FL Intermediate Municipal Bond Fund   67065L864   FIFAX          -        -    67065L856   FIFCX   67065L849   #
Nuveen Flagship GA Municipal Bond Fund                67065P501   FGATX    67065P600   #       67065P709   FGACX   67065P808   #
Nuveen Flagship KS Municipal Bond Fund                67065R101   FKSTX    67065R200   #       67065R309   #       67065R408   #
Nuveen Flagship KY Municipal Bond Fund                67065R507   FKYTX    67065R606   #       67065R705   FKYCX   67065R804   #
Nuveen Flagship KY Limited Term Municipal Bond Fund   67065R887   FLKAX          -        -    67065R879   FLKCX   67065R861   #
Nuveen Flagship LA Municipal Bond Fund                67065P881   FTLAX    67065P873   #       67065P865   FTLCX   67065P857   #
Nuveen MD Municipal Bond Fund                         67065L831   NMDAX*   67065L823   #       67065L815   #       67065L799   NMMDX
Nuveen MA Municipal Bond Fund                         67065N845   NMAAX*   67065N837   #       67065N829   #       67065N811   NBMAX
Nuveen MA Insured Municipal Bond Fund                 67065N795   NMAIX*   67065N787   #       67065N779   #       67065N761   NIMAX
Nuveen Flagship MI Municipal Bond Fund                67065R853   FMITX    67065R846   #       67065R838   FLMCX   67065R820   NMMIX
Nuveen Flagship MO Municipal Bond Fund                67065R812   FMOTX    67065R796   #       67065R788   FMOCX   67065R770   #
-----------------------------------------------------------------------------------------------------------------------------------

Effective February 1, 1997


Exhibit A (Page 3)
-----------------------------
Nuveen Mutual Funds
                                                          A SHARE            B SHARE             C SHARE               R SHARE
                                                     -------------------------------------------------------------------------------
                                                     CUSIP      Quotron  CUSIP      Quotron  CUSIP      Quotron   CUSIP      Quotron
                                                     Number     Symbol   Number     Symbol   Number     Symbol    Number     Symbol
------------------------------------------------------------------------------------------------------------------------------------
Municipal Mutual Funds (cont.)
Nuveen Flagship NJ Municipal Bond Fund               67065N753  NNJAX    67065N746  #        67065N738  NNJCX     67065N720  NMNJX
Nuveen Flagship NJ Intermediate Municipal Bond Fund  67056N712  FNJIX            -  -        67065N696  #         67065N688  #
Nuveen Flagship NM Municipal Bond Fund               67065L781  FNMTX    67065L773  #        67065L765  #         67065L757  #
Nuveen Flagship NY Municipal Bond Fund               67065N670  NNYAX*   67065N662  #        67065N654  NNYCX     67065N647  NTNYX
Nuveen Flagship NY Insured Municipal Bond Fund       67065N639  NNYIX*   67065N621  #        67065N613  #         67065N597  NINYX
Nuveen Flagship NC Municipal Bond Fund               67065P840  FLNCX    67065P832  #        67065P824  FCNCX     67065P816  #
Nuveen flagship OH Municipal Bond Fund               67065R762  FOHTX    67065R754  #        67065R747  FOHCX     67065R739  NXOHX
Nuveen Flagship PA Municipal Bond Fund               67065L740  FPNTX    67065L732  #        67065L724  FPNCX     67065L716  NBPAX
Nuveen Flagship SC Municipal Bond Fund               67065P790  FLSCX    67065P782  #        67065P774  #         67065P766  #
Nuveen Flagship TN Municipal Bond Fund               67065P758  FTNTX    67065P741  #        67065P733  FTNCX     67065P725  #
Nuveen Flagship VA Municipal Bond Fund               67065L690  FVATX    67065L682  #        67065L674  FVACX     67065L666  NMVAX
Nuveen Flagship WI Municipal Bond Fund               67065R721  FWIAX    67065R713  #        67065R697  #         67065R689  #
------------------------------------------------------------------------------------------------------------------------------------


# Will receive a supplemental listing when the number of class shareholder accounts is 300 or when the class asset base reaches $1 million.

NOTE: A Quotron Symbol requires 1,000 shareholder accounts or $25 million in assets.


*Denotes supplemental listing only

                                         Exhibit 3


                                                 NUVEEN

                                                 John Nuveen & Co. Incorporated
                                                 Investment Bankers
                                                 333 West Wacker Drive
                                                 Chicago, Illinois 60606-1286
                                                 Telephone 312 917-7700

NUVEEN MUTUAL FUNDS
Distribution and Shareholder
Servicing Agreement
(Bank Version)

As principal underwriter of shares of common stock (the "Shares") of the various Nuveen non-money marker open-end mutual funds and any future such funds (collectively, the "Funds"), we offer to make available Shares for purchase by your customers on the following terms:

1. In all sales of Shares to the public you shall act as agent for your customers, and in no transaction shall you have any authority to act as agent for any Fund or for us. The customers in question are for all purposes your customers and not customers of John Nuveen & Co. Incorporated. We shall execute transactions for each of your customers only upon your authorization, it being understood in all cases that (a) you are acting as agent for the customer; (b) the transactions are without recourse against you by the customer; (c) as between you and the customer, the customer will have full beneficial ownership of the securities; (d) each transaction is initiated solely upon the order of the customer; and (e) each transaction is for the account of the customer and not for your account.

2. Orders received from you shall be accepted by us only at the public offering price applicable to each order, as established by the then current Prospectus of the appropriate Fund, subject to the discounts provided in such Prospectus. Upon receipt from you of any order to purchase Shares we shall confirm to you in writing or by wire to be followed by a confirmation in writing, and we shall concurrently send to your customer a letter confirming such order, together with a copy of the appropriate Fund's current Prospectus. Additional instructions may be forwarded to you from time to time. All orders are subject to acceptance or rejection by us in our sole discretion.

3. Members of the general public, including your customers, may purchase Shares only at the public offering price determined in the manner described in the current Prospectus of the appropriate Fund. Shares will be offered at a public offering price based upon the net asset value of such Shares plus, with respect to certain class(es) of Shares, a sales charge which, together with the amount of that sales charge to be retained by banks acting as agent for their customers, is set forth in the Prospectus. You may receive a distribution fee and/or a service fee with respect to certain class(es) for Shares for which such fees are applicable, as provided in the applicable Prospectus, which distribution fee and/or service fee shall be payable for such periods and at such intervals as are from time to time specified by us. Your placement of an order for Shares after the date of any notice of such amendment shall conclusively evidence your agreement to be bound thereby. Reduced sales charges may also be available as a result of a cumulative discount or pursuant to a letter of intent. Further information as to such reduced sales charges, if any, is set forth in the appropriate Fund Prospectus. You agree to advise us promptly as to the amounts of any sales made by or through you to the public qualifying for reduced sales charges.

4.   By accepting this Agreement, you agree:

     (a) That you will purchase Shares only from us, and only to cover purchase orders already received from your customers;

     (b) That you will not withhold placing with us orders received from your customers so as to profit yourself as a result of such withholding; and

     (c) That, with respect to the sale of Shares of Funds that offer multiple classes of Shares, you will comply with the terms of the Policies and Procedures with Respect to Sales of Multiple Classes of Shares, attached hereto as Exhibit A.

5.   We will not accept from you any conditional orders for Shares.

 6. Payment for Shares ordered from us shall be in New York clearing house funds and must be received by the Funds' agent, Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, within three business days after our acceptance of your order. If such payment is not received, we reserve the right, without notice, forthwith to cancel the sale or, at our option, to cause the Fund to redeem the Shares ordered, in which case we may hold you responsible for any loss, including loss of profit, suffered by us as result of your or your customer's failure to make such payment. If any Shares confirmed to you or your customer under the terms of this agreement are repurchased by the issuing Fund or by us as agent for the Fund, or are tendered for repurchase, within seven business days after the date of our confirmation of the original purchase order, you shall promptly refund to us the full discount, commission, or other concession, if any, allowed or paid to you on such Shares.

 7. Shares sold hereunder shall be available in book-entry form on the books of Shareholder Services, Inc. unless other instructions have been given.

 8. No person is authorized to make any representations concerning Shares or any Fund except those contained in the applicable current Prospectus and printed information issued by the appropriate Fund or by us as information supplemental to such Prospectus. You agree that you will not offer or sell any Shares except under circumstances that will result in compliance with the applicable Federal and state securities laws and that in connection with sales and offers to sell Shares you will furnish to each person to whom any such sale or offer is made a copy of the then current Prospectus for the appropriate Fund (as amended or supplemented) and will not furnish to any persons any information relating to Shares which is inconsistent in any respect with the information contained in the then current Prospectus or cause any advertisement to be published in any newspaper or posted in any public place without our consent and the consent of the appropriate Fund. You shall be responsible for any required filing of such advertising.

 9. All sales will be made subject to our receipt of Shares from the appropriate Fund. We reserve the right, in our discretion, without notice, to modify, suspend or withdraw entirely the offering of any Shares, and upon notice to change the price, sales charge, or dealer discount or to modify, cancel or change the terms of this agreement.

10. Your acceptance of this agreement constitutes a representation that you are a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended, and are duly authorized to engage in the transactions to be performed hereunder. You hereby agree to comply with all applicable state and Federal laws, rules and regulations applicable to transactions hereunder. You likewise agree that you will not make Shares available in any state or other jurisdiction in which they may not lawfully be offered for sale.

11. You shall provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to your customers. Such services and assistance may include, but not be limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule, or regulation. You shall perform these services in good faith and with reasonable care. You shall immediately inform the Funds or us of all written complaints received by you from Fund shareholders relating to the maintenance of their accounts and shall promptly answer all such complaints.

12. All communications to us should be sent to 333 W. Wacker Drive, Chicago, Illinois 60606. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

13. This Agreement shall be construed in accordance with the laws of the State of Illinois. This Agreement is subject to the Prospectuses of the Funds from time to time in effect, and, in the event of a conflict, the terms of the Prospectuses shall control. References herein to the "Prospectus" of a Fund shall mean the prospectus and statement of additional information of such Fund as from time to time in effect. Any changes, modifications or additions reflected in any such Prospectus shall be effective on the date of such Prospectus (or supplement thereto) unless specified otherwise. This Agreement shall supersede any prior dealer distribution agreement with respect to the Funds.

John Nuveen & Co. Incorporated

John Nuveen
Authorized Signature

We have read the foregoing agreement and accept and agree to the terms and conditions therein.

Firm_____|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|_____|

                                                         Month   Day     Year
Authorized Signature ____________________________________|___|_______|_________|

Print Name of _|___|___|___|___|___|___|___|___|_____|___|___|___|___|___|_____|

Address _|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|___|_____|

City_|___|___|___|___|___|___|___|___|___|___|___|___|ZIP |__|___|___|___|_____|

Tax ID Number _|___|___|___|___|___|___|___| NASD _|___|___|___|___|___|___|___|

The above agreement should be executed in duplicate and both copies returned to us for signature. We will return a fully executed copy to you for your files.

Please turn the completed agreement to:
John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606-1286

Exhibit A to Nuveen Mutual Funds

Dealer Distribution and
Shareholder Servicing Agreement

Policies and Procedures With Respect to
Sales of Multiple Classes of Funds

The Nuveen non-money market open-end mutual funds (the "Funds") have one or more of the following classes of shares generally available to the public: Class A Shares, which are normally subject to an up-front sales charge and a service fee: Class B Shares, which are subject to an asset-based sales charge, a service fee, and a declining contingent deferred sales charge ("CDSC"); and Class C Shares, which are subject to an asset-based sales charge, a service fee, and a 12-month CDSC, it is important for an investor to choose the method of purchasing shares which best suits his or her particular circumstances. To assist investors in these decisions, John Nuveen & Co. Incorporated, underwriter for the Nuveen Mutual Funds, has instituted the following policies with respect to orders for Fund shares. These policies apply to each Authorized Dealer which distributes Fund shares.

1. Purchase orders for a single purchaser equal to or exceeding $1,000,000 should be placed only for Class A shares, unless such purchase for Class B or Class C Shares has been reviewed and approved by the Authorized Dealer's appropriate supervisor.

2. Any purchase order for less than $1,000,000 may be for Class A, Class B or Class C Shares in light of the relevant facts and circumstances, including:

    a)  the specific purchase order dollar amount;

    b)  the length of time the investor expects to hold his or her Shares;

    c)  whether the investor expects to reinvest dividends; and

    d) any other relevant circumstances such as the availability of purchases under a letter of intent, a combined discount or a cumulative discount, as described in the Prospectus for the Fund, and any anticipated changes in the funds net asset value per share.

There are instances when one method of purchasing Shares may be more appropriate than the other. For example, investors who would qualify for a significant discount from the maximum sales load on Class A Shares might determine that payment of such a reduced up-front sales charge is preferable to the payment of a higher ongoing distribution fee on Class B or Class C Shares. On the other hand, investors who prefer not to pay an up-front sales charge may wish to defer the sales charge by purchasing Class B or Class C Shares. Those who plan to redeem their shares within 5 years might consider Class C Shares, particularly if they do not expect to reinvest dividends in additional shares. Note that, if an investor anticipates redeeming Class B Shares within a short period of time such as one year, that investor may bear higher distribution expenses than if Class A Shares had been purchased. In addition, investors who intend to hold their shares for a significantly long time may not wish to bear the higher ongoing-asset-based sales charges of Class B or Class C Shares, irrespective of the fact that the CDSC that would apply to a redemption of Class B Shares is reduced over time and is ultimately eliminated, and that the CDSC that would apply to a redemption of Class C Shares is relatively short in duration and small in amount.

Appropriate supervisory personnel within your organization must ensure that all employees receiving investor inquiries about the purchase of shares of the Funds advise the investor of the available pricing structures offered by the Funds and the impact of choosing one method over another, including breakpoints and the availability of letters of intent, combined purchases and cumulative discounts. In some instances it may be appropriate for a supervisory person to discuss a purchase with the investor.

These policies are effective immediately with respect to any order for the purchase of shares of the Funds.


October 4, 1996

Exhibit A (Page 2)
------------------
Nuveen Mutual Funds

                                            -------------------
                                            CUSIP       Quotron
                                            Number      Symbol
---------------------------------------------------------------
Nuveen Tax-Free Money Market Funds
Nuveen Tax-Exempt Money Market Fund, Inc.   670634104   NUVXX
Nuveen Tax-Free Reserves, Inc.              670639103   NRFXX
Nuveen CA Tax-Free Money Market Fund-
  Service Portfolio                         67062D303   NCTXX
  Distribution Portfolio                    67062D402   NCTXX
  Institutional Portfolio                   67062D501   NCTXX
Nuveen MA Tax-Free Money Market Fund-
  Service Portfolio                         670637107   NMAXX
  Distribution Portfolio                    670637206   NMAXX
  Institutional Portfolio                   670637305   NMAXX
Nuveen NY Tax-Free Money Market Fund-
  Service Portfolio                         670637404   NTFXX
  Distribution Portfolio                    670637503   NTFXX
  Institutional Portfoflio                  670637602   NTFXX
---------------------------------------------------------------

                                                          A SHARE           B SHARE          C SHARE           R SHARE
                                                     -------------------------------------------------------------------------
                                                     CUSIP     Quotron CUSIP     Quotron CUSIP     Quotron CUSIP     Quotron
                                                     Number    Symbol  Number    Symbol  Number    Symbol  Number    Symbol
------------------------------------------------------------------------------------------------------------------------------
Equity Mutual Funds
Nuveen Growth and Income Stock Fund                  67064Y503 #       67064Y602 #       67064Y701 #       67064Y800 #
Nuveen Balanced Stock and Bond Fund                  67064Y107 #       67064Y206 #       67064Y305 #       67064Y404 #
Nuveen Balanced Municipal and Stock Fund             67064Y883 #       67064Y875 #       67064Y867 #       67064Y859 #
Nuveen Flagship Utility Fund                         33841G108 FUIAX        -      -     33841G306 FLUCX        -      -
Golden Rainbow Fund                                  33841G207 GLRBX        -      -          -      -          -      -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Municipal Mutual Funds
Nuveen Municipal Bond Fund, Inc.                     67065Q202 NMBAX   67065Q103 #       67065Q301 #       67065Q400 NUVBX
Nuveen Insured Municipal Bond Fund                   67065Q509 NMBIX   67065Q608 #       67065Q707 #       67065Q806 NITNX
Nuveen Flagship All-American Tax Exempt Fund         67065Q889 FLAAX   67065Q871 #       67065Q863 FAACX   67065Q855 #
Nuveen Flagship Limited Term Tax Exempt Fund         67065Q848 FLTDX        -      -     67065Q830 FLTCX   67065Q822 #
Nuveen Flagship Intermediate Tax Exempt Fund         67065Q814 FINTX        -      -     67065Q798 FINCX   67065Q780 #
Nuveen Flagship AL Municipal Bond Fund               67065P105 FABTX   67065P204 #       67065P303 #       67065P402 #
Nuveen Flagship AZ Municipal Bond Fund               67065L104 FAZTX   67065L203 #       67065L302 FAZCX   67065L401 NMARX
Nuveen CA Municipal Bond Fund                        67065N100 NCAAX*  67065N209 #       67065N308 #       67065N407 NCSPX
Nuveen CA Insured Municipal Bond Fund                67065N506 NCAIX*  67065N605 #       67065N704 #       67065N803 NCIBX
Nuveen Flagship CO Municipal Bond Fund               67065L609 FCOTX   67065L500 #       67065L807 #       67065L880 #
Nuveen Flagship CT Municipal Bond Fund               67065N886 FCTTX   67065N878 #       67065N860 FCTCX   67065N852 #
Nuveen Flagship FL Municipal Bond Fund               67065L708 FLOTX   67065L858 #       67065L641 NFLCX   67065L872 NMFLX
Nuveen Flagship FL Intermediate Municipal Bond Fund  67065L864 FIFAX        -    #       67065L856 FIFCX   67065L849 #
Nuveen Flagship GA Municipal Bond Fund               67065P501 FGATX   67065P600 #       67065P709 FGACX   67065P808 #
Nuveen Flagship KS Municipal Bond Fund               67065R101 FKSTX   67065R200 #       67065R309 #       67065R408 #
Nuveen Flagship KY Municipal Bond Fund               67065R507 FKYTX   67065R606 #       67065R705 FKYCX   67065R804 #
Nuveen Flagship KY Limited Term Municipal Bond Fund  67065R887 FLKAX        -    #       67065R879 FLKCX   67065R861 #
Nuveen Flagship LA Municipal Bond Fund               67065P881 FTLAX   67065P873 #       67065P865 FTLCX   67065P857 #
Nuveen MO Municipal Bond Fund                        67065L831 NMDAX*  67065L823 #       67065L815 #       67065L799 NMMDX
Nuveen MA Municipal Bond Fund                        67065N845 NMAAX*  67065N837 #       67065N829 #       67065N811 NBMAX
Nuveen MA Insured Municipal Bond Fund                67065N795 NMAIX*  67065N787 #       67065N779 #       67065N761 NIMAX
Nuveen Flagship MI Municipal Bond Fund               67065R853 FMITX   67065R846 #       67065R838 FLMCX   67065R820 NMMIX
Nuveen Flagship MO Municipal Bond Fund               67065R812 FMOTX   67065R796 #       67065R788 FMOCX   67065R770 #
------------------------------------------------------------------------------------------------------------------------------

Effective February 1, 1997


Exhibit A (Page 3)
------------------------------------------------
Nuveen Mutual Funds
                                                  A SHARE               B SHARE               C SHARE              R SHARE
                                            --------------------------------------------------------------------------------------
                                            CUSIP        Quotron   CUSIP       Quotron   CUSIP       Quotron   CUSIP      Quotron
                                            Number       Symbol    Number      Symbol    Number      Symbol    Number     Symbol
----------------------------------------------------------------------------------------------------------------------------------
Municipal Mutual Funds (cont.)
Nuveen Flagship NJ Municipal Bond Fund      67065N753    NNJAX     67065N746   #         67065N738    NNJCX    67065N720   NMNJX
Nuveen Flagship NJ Intermediate
 Municipal Bond Fund                        67065N712    FNJIX          -          -     67065N696    #        67065N688   #
Nuveen Flagship NM Municipal Bond Fund      67065L781    FNMTX     67065L773   #         67065L765    #        67065L757   #
Nuveen Flagship NY Municipal Bond Fund      67065N670    NNYAX*    67065N662   #         67065N654    NNYCX    67065N647   NTNYX
Nuveen NY Insured Municipal Bond Fund       67065N639    NNYIX*    67065N621   #         67065N613    #        67065N597   NINYX
Nuveen Flagship NC Municipal Bond Fund      67065P840    FLNCX     67065P832   #         67065P824    FCNCX    67065P816   #
Nuveen Flagship OH Municipal Bond Fund      67065R762    FOHTX     67065R754   #         67065R747    FOHCX    67065R739   NXOHX
Nuveen Flagship PA Municipal Bond Fund      67065L740    FPNTX     67065L732   #         67065L724    FPNCX    67065L716   NBPAX
Nuveen Flagship SC Municipal Bond Fund      67065P790    FLSCX     67065P782   #         67065P774    #        67065P766   #
Nuveen Flagship TN Municipal Bond Fund      67065P758    FTNTX     67065P741   #         67065P733    FTNCX    67065P725   #
Nuveen Flagship VA Municipal Bond Fund      67065L690    FVATX     67065L682   #         67065L674    FVACX    67065L666   NMVAX
Nuveen Flagship WI Municipal Bond Fund      67065R721    FWIAX     67065R713   #         67065R697    #        67065R689   #
----------------------------------------------------------------------------------------------------------------------------------

# Will receive a supplemental listing when the number of class shareholder accounts is 300 or when the class asset base reaches $1 million.

NOTE: A Quotron Symbol requires 1,000 shareholder accounts or $25 million in assets.

*Denotes supplemental listing only



Effective February 1, 1997